EXHIBIT 99.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Brilliant Digital Entertainment, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to Amendment No. 1 to the Quarterly Report of the Company on Form 10-QSB for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the "10-QSB/A Report") that:

     (1) the 10-QSB/A Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the information  contained in the 10-QSB/A Report fairly presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.





Date:  February 28, 2003                        /S/ KEVIN BERMEISTER
                                                ------------------------------
                                                   Kevin Bermeister
                                                   President and
                                                   Chief Executive Officer






Date:  February 28, 2002                        /S/ ROBERT CHMIEL
                                                ------------------------------
                                                   Robert Chmiel
                                                   Chief Financial Officer and
                                                   Chief Operating Officer